UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 7, 2008
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     IntercontinentalExchange, Inc. (“ICE”) announced that Chairman and Chief Executive Officer Jeffrey C. Sprecher and Continental Power Exchange, Inc. (“CPEX”) have each adopted pre-arranged stock trading plans. The trading plans were adopted on February 3, 2008, pursuant to guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934. The trading plans commence in March 2008 and contemplate stock option exercises and stock sales during the remainder of 2008. Mr. Sprecher owns 100% of the equity interest in CPEX and CPEX has no operations and no assets other than its equity interest in ICE.
     Mr. Sprecher and CPEX’s pre-arranged trading plans will enable Mr. Sprecher to diversify his personal investment portfolio, implement certain tax planning measures, and pay income taxes incurred in connection with the delivery or exercise of his equity awards. The sales under the trading plans represent less than 15 percent of Mr. Sprecher’s combined holdings of stock (directly or indirectly through CPEX) and vested and unvested restricted stock and stock options for ICE common stock. Rule 10b5-1 allows officers and directors of public companies, at a time they are not aware of material nonpublic information, to adopt predetermined trading plans for buying and selling shares without regard to any subsequent non-public information the individual may receive.
Forward-Looking Statements — Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding IntercontinentalExchange, Inc. that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of ICE’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. For a discussion of risks and uncertainties that could cause actual results to differ from those contained in any forward-looking statements, see ICE’s Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in ICE’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC on February 13, 2008. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except for any obligations to disclosure material information under the Federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.
/s/ Scott A. Hill
Scott A. Hill
Senior Vice President, Chief Financial Officer

Date: March 07, 2008

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